EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES and FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Mentor Graphics Corporation issued pursuant to the Plan and Agreement of Merger between Mentor Graphics Corporation, Mentor Graphics Acquisition, Inc. and Model Technology Incorporated, dated November 28, 1994, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 1, 1994.


                              /s/ WALDEN C. RHINES
                              -------------------------------
                              Signature

                              Walden C. Rhines
                                                    EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES and FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Mentor Graphics Corporation issued pursuant to the Plan and Agreement of Merger between Mentor Graphics Corporation, Mentor Graphics Acquisition, Inc. and Model Technology Incorporated, dated November 28, 1994, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 5, 1994.


                              /s/ R. DOUGLAS NORBY
                              -------------------------------
                              Signature

                              R. Douglas Norby
                                                    EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES and FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Mentor Graphics Corporation issued pursuant to the Plan and Agreement of Merger between Mentor Graphics Corporation, Mentor Graphics Acquisition, Inc. and Model Technology Incorporated, dated November 28, 1994, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 5, 1994.


                              /s/ JAMES J. LUTTENBACHER
                              -------------------------------
                              Signature

                              James J. Luttenbacher
                                                    EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES and FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Mentor Graphics Corporation issued pursuant to the Plan and Agreement of Merger between Mentor Graphics Corporation, Mentor Graphics Acquisition, Inc. and Model Technology Incorporated, dated November 28, 1994, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 2, 1994.


                              /s/ JAMES R. FIEBIGER
                              ----------------------------------
                              Signature

                              James R. Fiebiger
                                                    EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES and FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Mentor Graphics Corporation issued pursuant to the Plan and Agreement of Merger between Mentor Graphics Corporation, Mentor Graphics Acquisition, Inc. and Model Technology Incorporated, dated November 28, 1994, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 2, 1994.


                              /s/ DAVID R. HATHAWAY
                              -------------------------------
                              Signature

                              David R. Hathaway
                                                     EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES and FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Mentor Graphics Corporation issued pursuant to the Plan and Agreement of Merger between Mentor Graphics Corporation, Mentor Graphics Acquisition, Inc. and Model Technology Incorporated, dated November 28, 1994, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 2, 1994.


                              /s/ FONTAINE K. RICHARDSON
                              -------------------------------
                              Signature

                              Fontaine K. Richardson
                                                     EXHIBIT 24

                       POWER OF ATTORNEY
                       -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION does hereby constitute and appoint WALDEN C. RHINES and FRANK S. DELIA, his true and lawful attorneys and agents to do any and all acts and things and execute in his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Mentor Graphics Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Mentor Graphics Corporation issued pursuant to the Plan and Agreement of Merger between Mentor Graphics Corporation, Mentor Graphics Acquisition, Inc. and Model Technology Incorporated, dated November 28, 1994, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Mentor Graphics Corporation or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 2, 1994.


                              /s/ JON A. SHIRLEY
                              -------------------------------
                              Signature

                              Jon A. Shirley